NOTICE OF GUARANTEED DELIVERY
                                     FOR
                                 EXCHANGE OF
      OUTSTANDING DEPOSITARY CONVERTIBLE EXCHANGEABLE PREFERRED SHARES,
          EACH REPRESENTING 1/10TH OF A SHARE OF $17.00 CONVERTIBLE
                        EXCHANGEABLE PREFERRED STOCK,
                          OF LEWIS GALOOB TOYS, INC.
                      PURSUANT TO THE OFFERING CIRCULAR
                           DATED FEBRUARY 28, 1996.

   As set forth in the Offering Circular dated February 28, 1996 (as the same may be amended from time to time, the "Offering Circular") of Lewis Galoob Toys, Inc. (the "Company") under the caption "The Exchange Offer--Procedure for Exchanging Depositary Shares," and in the accompanying Letter of Transmittal (the "Letter of Transmittal," together with the Offering Circular, the "Exchange Offer"), this form or one substantially equivalent hereto must be used to accept the Company's offer to exchange each of its outstanding Depositary Convertible Exchangeable Preferred Shares (the "Depositary Shares"), representing 1/10th of a share of $17.00 Convertible Exchangeable Preferred Stock of the Company, for 1.85 shares of common stock, $.01 par value per share (the "Common Stock"), of the Company. This form, properly completed and duly executed, may be delivered by mail or hand delivery or transmitted, via facsimile, to the Depositary as set forth below. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Exchange Offer.

THE EXCHANGE OFFER, AND WITHDRAWAL RIGHTS FOR DEPOSITARY SHARES TENDERED PURSUANT TO THE EXCHANGE OFFER, WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH 29, 1996 (THE "EXPIRATION DATE"), UNLESS EXTENDED.

            The Depositary and Information Agent for the Offer is:
                 CHEMICAL MELLON SHAREHOLDER SERVICES, L.L.C.
                                (800) 774-5469
                       (For Information Call Toll Free)

                 By Mail:                             By Hand:                       By Overnight Courier:
        Chemical Mellon Shareholder          Chemical Mellon Shareholder               85 Challenger Road
             Services, L.L.C.                     Services, L.L.C.             Ridgefield Park, New Jersey 07660
               P.O. Box 845                   120 Broadway, 13th Floor        Attention: Reorganization Department
              Midtown Station                    New York, NY 10271
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            New York, NY 10018                Attention: Reorganization
   Attention: Reorganization Department              Department

                                                      Facsimile
                                                Transmission Number:
                                                   (201) 296-4293
                                                Confirm by telephone:
                                                   (201) 296-4209

   DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR
TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE
A VALID DELIVERY.

   This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible
Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.





Ladies and Gentlemen:

   The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Offering Circular and Letter of Transmittal, receipt of which are hereby acknowledged, the number of Depositary Shares specified below pursuant to the guaranteed delivery procedures set forth in the Offering Circurlar under the caption "The Exchange Offer--Procedure for Exchanging Depositary Shares--Signature Guarantees and Method of Delivery."

   The undersigned hereby represents and warrants that the undersigned is exchanging Depositary Shares for its own account, and not with a view towards distribution of the Common Stock in violation of the Securities Act of 1933, as amended, or any state securities laws.

   The undersigned hereby represents and warrants that the undersigned has been afforded the opportunity to request from the Company and to review all additional information considered by it to be necessary to verify the accuracy and completeness of the information in the Exchange Offer.

   The undersigned authorizes the Depositary to deliver this Notice of Guaranteed Delivery to the Company. In the event of a termination of the Exchange Offer, the Depositary Shares tendered pursuant to the Exchange Offer will be returned to the tendering holder thereof promptly.
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   ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED BY THIS NOTICE OF
GUARANTEED DELIVERY SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED UNDER THIS NOTICE OF GUARANTEED DELIVERY SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES,
EXECUTORS, ADMINISTRATORS, SUCCESSORS, ASSIGNS, TRUSTEES IN BANKRUPTCY AND OTHER LEGAL REPRESENTATIVES OF THE UNDERSIGNED.
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                           PLEASE SIGN AND COMPLETE

 Signatures of Registered Holder(s) or Authorized
 Signatory:
 ___________________________________________________________________________
 ___________________________________________________________________________
 ___________________________________________________________________________

 Name(s) of Registered Holder(s):
 ___________________________________________________________________________
 ___________________________________________________________________________
 ___________________________________________________________________________

 Depositary Shares Tendered:
 ___________________________________________________________________________

 Certificate No.(s) of Depositary Shares
 (if available): ____________________________________________________________

Date: _______________________________________________________________________

Address:  ___________________________________________________________________
Area Code and Telephone No.:  _______________________________________________

If Depositary Shares will be delivered by book-entry transfer, check trust company below:

The Depository Trust Company []

Midwest Securities Trust Company []

Philadelphia Depository Trust Company []

Depository Account No.:  ____________________________________________________

                                  GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, hereby guarantees to deliver to the Depositary either the depositary receipts representing the Depositary Shares tendered hereby, in proper form for transfer, or confirmation of the book-entry transfer of such Depositary Shares into the Depositary's account at The Depository Trust Company, Midwest Securities Trust Company or Philadelphia Depository Trust Company, in any such case together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof), with any required signature guarantees and any other required documents within three New York Stock Exchange trading days after the execution of this notice.

 Name of Firm: ______________________________________________________________

 Area Code and Telephone No. ________________________________________________
                                 AUTHORIZED SIGNATURE

 Name: ______________________________________________________________________

 Title: _____________________________________________________________________

 Date: ______________________________________________________________________

  DO NOT SEND DEPOSITARY RECEIPTS WITH THIS FORM. ACTUAL SURRENDER OF DEPOSITARY RECEIPTS MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND VALIDLY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

   This Notice of Guaranteed Delivery must be signed by the holder(s) of Depositary Shares exactly as their name(s) appear on certificates for Depositary Shares or on a security position listing as the owner of Depositary Shares, or by person(s) authorized to become holder(s) of Depositary Shares by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney_in_fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                     PLEASE PRINT NAME(S) AND ADDRESS(ES)

 Name(s):  __________________________________________________________________

 Capacity (full title):  ____________________________________________________

 Address(es):  ______________________________________________________________

   DO NOT SEND DEPOSITARY SHARES WITH THIS FORM. DEPOSITARY SHARES SHOULD BE SENT TO THE DEPOSITARY TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.